SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2001

                           CHINAB2BSOURCING.COM, INC.
                  (FORMERLY INTERNATIONAL SMART SOURCING, INC.)
             (Exact name of registrant as specified in its charter)

               Delaware                001-14753                 11-3423157
    (State or other jurisdiction  (Commission File No.)        (IRS Employer
          of incorporation)                                 Identification  No.)


            320 Broad Hollow Road                                  11735
            Farmingdale, New York                                (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 293-4650

                                 Not Applicable
                (Former Name or Former Address, if Changed Since
                      Last Report)

                            Exhibit Index Located on
                                    Page: ___
                           Total Number of Pages: ___


Item 5.     Other Events.
      On April 11, 2001, Electronic Hardware Corp., a subsidiary of the Registrant, ("EHC") closed a $1.5 million senior secured revolving credit facility with Connecticut Bank of Commerce. EHC intends to use the facility for working capital purposes in the ordinary course of business and to repay indebtedness in the amount of $112,000 of EHC and Registrant to officers of the Registrant. The obligations of EHC under the facility are guaranteed by the Registrant, its other subsidiaries and certain corporate officers, and are secured by a first-priority lien on substantially all of the assets of the Registrant and its other subsidiaries.
      The terms of the revolving credit facility are set forth in the Credit Agreement (the "Credit Agreement") dated as of April 11, 2001, between the EHC as Borrower, and Connecticut Bank of Commerce, as Lender. The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.
      (c) Exhibits

Exhibit
No.                                Description
---                                -----------

10.1 Credit Agreement dated as of April 11, 2001, between EHC, as Borrower, and Connecticut Bank of Commerce, as Lender.


                                   Signatures
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date:  April 26, 2001

                                              CHINAB2BSOURCING.COM, INC.


                                              By: /s/Steven Sgammato
                                                     --------------------------
                                                     Steven Sgammato
                                                     Chief Executive Officer and
                                                     President


                                INDEX TO EXHIBITS

Exhibit
No.                                 Description

10.1 Credit Agreement dated as of April 11, 2001, between EHC, as Borrower, and Connecticut Bank of Commerce, as Lender.